EXHIBIT 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement No. 33-58750 on Form S-8 dated February 24, 1993; Registration Statement No. 33-58752 on Form S-8 dated February 24, 1993; Registration Statement No. 33-52487 on Form S-8 dated March 2, 1994 and Post-Effective Amendment No. 1 to Registration Statement No. 33-52487 on Form S-8 dated March 3, 1994; Registration Statement No. 333-12743 on Form S-4 dated September 26, 1996; Registration Statement No. 333-52575 on Form S-8 dated May 13, 1998; Registration Statement No. 333-52238 on Form S-8 dated December 20, 2000; Registration Statement No. 333-74470 on Form S-8 dated December 4, 2001; Registration Statement No. 333-98333 on Form S-3 dated August 19, 2002; Registration Statement No. 333-104177 on Form S-4 dated June 10, 2003; Registration Statement No. 333-107243 on Form S-8 dated July 22, 2003; Registration Statement No. 333-107550 on Form S-8 dated August 1, 2003 and Post-Effective Amendment No. 1 to Registration Statement No. 333-1075500 on Form S-8 dated October 24, 2003, Registration Statement No. 333-110014 on Form S-3 dated October 28, 2003 and Post-Effective Amendment No. 1 to Registration Statement No. 333-110014 dated January 22, 2004 and Post-Effective Amendment No. 2 to Registration Statement No. 333-110014 dated January 30, 2004; Registration Statement No. 333-114914 on Form S-3 dated April 27, 2004 and Post-Effective Amendment No. 1 to Registration Statement No. 333-114914 dated May 12, 2004 and Post-Effective Amendment No. 2 to Registration Statement No. 333-114914 dated May 17, 2004; Registration Statement No. 333-117001 on Form S-3 dated June 30, 2004 of our reports dated December 13, 2005, with respect to the consolidated financial statements and schedule of Andrew Corporation, Andrew Corporation management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Andrew Corporation included in this Annual Report (Form 10-K) for the year ended September 30, 2005.

/s/ Ernst & Young LLP

Chicago, Illinois

December 13, 2005